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                                                                   EXHIBIT 10.14

                        AMENDMENT TO EMPLOYMENT AGREEMENT


This Amendment to Employment Agreement is made by and between Pacific Research & Engineering Corporation ("PR&E") and Donald C. Naab ("Naab"), effective April 12, 1999. The purpose of this agreement is to amend the Employment Agreement dated June 29, 1998 as follows:

Paragraph 6.2 shall be revised to read as follows:

                6.2 Renewal. On completion of the Initial Term specified in paragraph 6.1 above, Naab shall be employed for an additional two years beginning on 1/1/2000 and continuing until 12/31/2001 ("Second Term"), unless terminated sooner in accordance with Paragraph 7.1 or 7.2. After the Second Term, the employment relationship between Naab and PR&E will be "at-will" and may be terminated by either Naab or PR&E at any time, with or without cause, upon 30 days advance notice, unless the parties agree, in writing, to renew this agreement for a future specified term.

In addition, paragraph 13, Entire Agreement, is revised to read:

                13 Entire Agreement. This Employment Agreement dated June 29, 1998, including Exhibit A appended hereto and the PR&E Stock Option Plan referenced herein, and the Amendment to Employment Agreement dated April 12, 1999, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior and simultaneous representations, discussions, negotiations and agreements, whether written or oral. This Agreement may be amended or modified only with the written consent of Naab and the CEO of PR&E. No oral waiver, amendment or modification will be effective under any circumstances whatsoever.

The parties intend that all other provisions of the June 29, 1998 agreement shall remain in full force and effect. THE PARTIES TO THIS AGREEMENT HAVE READ THE FOREGOING AMENDMENT TO EMPLOYMENT AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE FREELY AND VOLUNTARILY EXECUTED THIS AGREEMENT ON THE DATES SHOWN BELOW.


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Dated                                       Donald C. Naab
                                            2366 Casa Hermosa Court
                                            Encinitas, CA  92024

                                            PACIFIC RESEARCH & ENGINEERING


                                            By:
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Dated                                           Jack Williams
                                                Chief Executive Officer
                                            2070 Las Palmas Drive
                                            Carlsbad, CA 92121